                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ______________________


                                  FORM 8-K

                               CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                            ______________________


                                 MAY 29, 1996

                (Date of Report; Date of Earliest Event Reported)


                        CHAMPION HEALTHCARE CORPORATION

             (Exact Name of Registrant as specified in its Charter)


      DELAWARE                       0-11851                   59-2283872
(State of Incorporation)       (Commission File No.)          (IRS Employer
                                                            Identification No.)



515 W. GREENS ROAD, SUITE 800, HOUSTON, TEXAS                     77067
(Address of Principal Executive Offices)                        (Zip Code)



                                 (713) 583-5491

                (Registrant's telephone number, including area code)




______________________________________________________________________________

        (Former name or former address, if changed since last report)

Items 1-4.  NOT APPLICABLE.

Item 5.     OTHER EVENTS.

          As of May 29, 1996, Champion Healthcare Corporation, a Delaware corporation (the "Company"), Paracelsus Healthcare Corporation, a California corporation ("Paracelsus"), and PC Merger Sub, Inc., a newly organized Delaware corporation and a wholly-owned subsidiary of Paracelsus ("Merger Sub") entered into an Amended and Restated Agreement and Plan of Merger (the "Amended and Restated Merger Agreement") amending and restating the Agreement and Plan of Merger, dated as of April 12, 1996, among the Company, Paracelsus and Merger Sub (the "Merger Agreement") pursuant to which, among other things, Merger Sub will be merged (the "Merger") with and into Champion with Champion becoming a wholly owned subsidiary of Paracelsus.

          The Amended and Restated Merger Agreement amends the Merger Agreement and provides, among other things, that (i) each of the 450 shares of Paracelsus common stock currently outstanding will be split into and thereafter represent 66,159.426 shares of Paracelsus' common stock, (ii) in addition to a grant of certain options to purchase shares of Paracelsus' common stock upon consummation of the Merger, the holders of PSARs and PPSUs (each as defined in the Merger Agreement) will receive, upon consummation of the Merger, cash in exchange for their PSARs and PPSUs in an aggregate amount of $20,500,000 and (iii) the votes of the Company's stockholders required to adopt and approve the Merger are (x) the affirmative vote of the holders of a majority of the total voting power represented by the outstanding shares of the Company's common stock, Series C Cumulative Convertible Preferred Stock and Series D Cumulative Convertible Preferred Stock, voting together as a single class, and (y) the affirmative vote of the holders of at least 90% of the outstanding shares of each of the Company's Series C Cumulative Convertible Preferred Stock and the Series D Cumulative Convertible Preferred Stock, each voting as a separate class.


          The foregoing description is qualified in its entirety by reference to the Amended and Restated Merger Agreement, attached hereto as Exhibit 2.1 and incorporated by reference herein.

Item 6.     NOT APPLICABLE.

Item 7.     FINANCIAL STATEMENTS
            PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (a) - (b)  NOT APPLICABLE.
       (c)  EXHIBITS REQUIRED BY ITEM 601 OF REGULATION S-K

         2.1 Amended and Restated Agreement and Plan of Merger, dated as of May 29, 1996, among Champion Healthcare
                    Corporation, Paracelsus Healthcare Corporation and PC Merger Sub, Inc.


Item 8.     NOT APPLICABLE.

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 1996

                                    CHAMPION HEALTHCARE CORPORATION


                                    By  /s/  James G. VanDevender
                                      __________________________________
                                        James G. VanDevender
                                        Executive Vice President and
                                          Chief Financial Officer

                                   EXHIBIT INDEX


EXHIBIT NO.          DESCRIPTION
- - -----------          -----------

   2.1 Amended and Restated Agreement and Plan of Merger, dated as of May 29, 1996, among Champion Healthcare Corporation, Paracelsus Healthcare Corporation and PC Merger Sub, Inc.